Form N-SAR
Item 77O

Name of Registrant:     North American Variable Product Series II

Name of Portfolio:      North American Small Cap Growth Fund

Issuer:         Oplink Communications, Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Robertson Stephens

Underwriting Syndicate Members:

Robertson Stephens, Inc.        CIBC World Markets Corp.
	JP Morgan Securities, Inc.      UBS Warburg LLC
	Dain Rauscher Incorporated      US Banccorp Piper Jaffray, Inc.
	CE Unterberg, Towbin

Date Offering Commenced:        10/04/00

Date of Purchase:               10/04/00

Principal Amount of Offering:   $246,600,000.00

Offering price: $18.00

Purchase price: $18.00

Commission, spread or profit:   $1.26share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 81,475 shares

Form N-SAR
Item 77O

Name of Registrant:     North American Variable Product Series II

Name of Portfolio:      North American Small Cap Growth Fund

Issuer:         Optical Communication Products, Inc.

Years of Operation:                             4

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        SBC Warburg, Inc.

Underwriting Syndicate Members:

SBC Warburg LLC                 J.P. Morgan Securities, Inc.
	US Bancorp Piper Jaffray, Inc.        Wit SoundView Corp.
	Banc of America Securities, LLC       Cantor Fitzgerald & Co.
	CIBC World Markets Corp.              Morgan Stanley & Co. Inc.
	Thomas Weisel Partners, LLC           Robert W. Baird & Co., Inc.
	Morgan Keegan & Co., Inc.             Raymond James & Associates, Inc.
	Ryan, Beck & Co.                      Sands Brothers & Co., Ltd.
	Tucker Anthony Incorporated

Date Offering Commenced:        11/03/00

Date of Purchase:               11/03/00

Principal Amount of Offering:   $115,000,000.00

Offering price: $11.00

Purchase price: $11.00

Commission, spread or profit:   $0.77/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 91,500 shares


Form N-SAR
Item 77O

Name of Registrant:     North American Variable Product Series II

Name of Portfolio:      North American Small Cap Growth Fund

Issuer:         KPMG Consulting, Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Morgan Stanley & Co.

Underwriting Syndicate Members:

Morgan Stanley & Co., Inc.      Goldman Sachs & Co.
JP Morgan Securities, Inc.      Merrill Lynch Pierce Fenner & Smith, Inc.
Banc of America Securities      BNY Capital Markets, Inc.
Bear Stearns & Co, Inc.         Blaylock & Partners, LP
Epoch Securities, Inc.          Janney Montgomery Scott LLC
Edward D. Jones & Co., LP       Lehman Brothers, Inc.
PNC Capital Markets, Inc.       Sanders Morris Harris, Inc.
SG Cowen Securities Corporation

Date Offering Commenced:        02/07/01

Date of Purchase:               02/07/01

Principal Amount of Offering:   $2,024,676,000.00

Offering price: $18.00

Purchase price: $18.00

Commission, spread or profit:   $.72/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 265,650 shares

Item 77O

Name of Registrant:     North American Variable Products Series II

Name of Portfolio:      North American-JP Morgan Small Cap Growth Fund

Issuer:         FMC Technologies

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Merrill Lynch & Co.

Underwriting Syndicate Members:

Merrill Lynch, Pierce Fenner & Smith Inc.    Credit Suisse First Boston Corp.
Salomon Smith Barney Inc.                    Banc of America Securities, LLC
ABN AMRO Rothschild LLC                      BNY Capital Markets, Inc.
Danske Securities (a Division of Danske Bank A/S)
Deutsche Banc Alex. Brown, Inc.
Lehman Brothers, Inc.                        Midwest Research Maxis Group, Ltd.
JP Morgan Securities, Inc.                   Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.                   Scotia Capital (USA), Inc.
Simmons & Company Intl.                      UBS Warburg LLC
Wachovia Securities, Inc.

Date Offering Commenced:        06/13/01

Date of Purchase:               06/13/01

Principal Amount of Offering:   $221,000,000

Offering price: $20.00

Purchase price: $20.00

Commission, spread or profit:   $1.25/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 120,425 shares

Form N-SAR
Item 77O

Name of Registrant:     North American Variable Products Series II

Name of Portfolio:      North American-JP Morgan Small Cap Growth Fund

Issuer:         Odyssey Re Holdings Corp.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        MAM Securities, LLC

Underwriting Syndicate Members:

Banc of America Securities, LLC         CIBC World Markets Corp.
Bear Stearns & Co, Inc.                 JP Morgan Securities, Inc.
Morgan Stanley & Co., Inc.              UBS Warburg, LLC
BMO Nesbitt Burns Corp.                 Cochran Caronia & Co, Inc.
Ferris, Baker Watts, Inc.               Fox-Pitt, Kelton, Inc.
Janney Montgomery Scott LLC             Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Inc.            RBC Dominion Securities Corp.
Scotia Capital (USA), Inc.

Date Offering Commenced:        06/13/01

Date of Purchase:               06/13/01

Principal Amount of Offering:   $308,571,426.00

Offering price: $18.00

Purchase price: $18.00

Commission, spread or profit:   $1.13/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 135,025 shares

Form N-SAR
Item 77O

Name of Registrant:     North American Variable Products Series II

Name of Portfolio:      North American-JP Morgan Small Cap Growth Fund

Issuer:         Integrated Circuit Systems, Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Lehman Brothers, Inc.

Underwriting Syndicate Members:

Lehman Brothers, Inc.                   J.P. Morgan Securities, Inc.
Robertson Stephens, Inc.                Bear Stearns & Co, Inc.
PMG Capital                             CBC World Markets Corp.
AG Edwards & Sons, Inc.                 Prudential Securities Inc.
Chatsworth Securities LLC               Edward D. Jones & Co. LP
Legg Mason Wood Walker, Inc.            Midwest Research
Raymond James & Associates, Inc.        Sanders Morris Harris
Wedbush Morgan Securities

Date Offering Commenced:        05/24/01

Date of Purchase:               05/24/01

Principal Amount of Offering:   $168,750,000.00

Offering price: $15.00

Purchase price: $15.00

Commission, spread or profit:   $.75/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 171,500 shares

Form N-SAR
Item 77O

Name of Registrant:     North American Variable Products Series II

Name of Portfolio:      North American-JP Morgan Small Cap Growth Fund

Issuer:         Instinet Group, Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        First Boston Brokerage

Underwriting Syndicate Members:

Credit Suisse First Boston Corp.                Deutsche Banc Alex Brown, Inc.
Bear Stearns & Co, Inc.                         JP Morgan Securities Inc.
Merrill Lynch Pierce Fenner & Smith, Inc.       Salomon Smith Barney, Inc.
WR Hambrecht & Co.                              Banc of America Securities, LLC
William Blair & Co., LLC                        CIBC World Markets Corp.
Dain Rauscher Inc.                              First Union Securities, Inc.
Prudential Securities, Inc.                     Robertson Stephens, Inc.
SG Cowen Securities, Corp.                      US Bancorp Piper Jaffray, Inc.
Thomas Weiset Partners LLC

Date Offering Commenced:        05/18/01

Date of Purchase:               05/18/01

Principal Amount of Offering:   $464,000,000.00

Offering price: $14.50

Purchase price: $14.50

Commission, spread or profit:   $.92/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 118,100 shares




Form N-SAR
Item 77O

Name of Registrant:     North American Variable Products Series II

Name of Portfolio:      North American-Neuberger Berman MidCap Value Fund

Issuer:         Sierra Pacific Resources

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:    Merrill Lynch, Pierce, Fenner & Smith, Inc.

Underwriting Syndicate Members:

Merrill Lynch Pierce Fenner & Smith, Inc.        Goldman Sachs & Co.
Lehman Brothers, Inc.                    AG Edwards & Sons, Inc.
Credit Suisse First Boston Corp.         Deutsche Banc Alex. Brown Inc.
Edward D Jones & Co LP                   Legg Mason Wood Walker Inc.
Neuberger Berman LLC                     UBS Warburg LLC
US Bancorp Piper Jaffray Inc.            Utendahl Capital Partners LP
Wells Fargo Investment LLC

Date Offering Commenced:        08/09/01

Date of Purchase:               08/09/01

Principal Amount of Offering:   $20,500,000.00

Offering price: $15.00

Purchase price: $15.00

Commission, spread or profit:   $3.75/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 97,460 shares

Form N-SAR
Item 77O

Name of Registrant:     North American Variable Products Series II

Name of Portfolio:      North American-Neuberger Berman MidCap Value Fund

Issuer:         Willis Group Holdings Limited

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Fox-Pitt, Kelton Inc.

Underwriting Syndicate Members:

Salomon Smith Barney Inc.                     JP Morgan Securities, Inc.
Morgan Stanley & Co, Inc.                     Banc of America Securities LLC
Merrill Lynch Pierce Fenner & Smith, Inc.     UBS Warburg LLC
BNP Paribas                                   Cochran Caronia Securities LLC
Conning & Company                             Dowling & Partners Securities LLC
AG Edwards & Sons Inc.                        Epoch Partners
First Union Securities Inc                    Fox-Pitt Kelton Inc
Friedman Billings Ramsey                      Janney Montgomery Scott LLC
Keefe, Bruyette & Woods, Inc.                 Legg Mason Wood Walker, Inc.
Neuberger & Bergman                           Shemano Group
Muriel Siebert & Co, Inc.

Date Offering Commenced:        06/11/01

Date of Purchase:               06/11/01

Principal Amount of Offering:   $23,000,000.00

Offering price: $13.50

Purchase price: $13.50

Commission, spread or profit:   $6.75/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 8,422 shares